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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) January 22, 2002
                                                         ----------------


                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


                1-6862                                    13-1898818
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       (Commission File Number)                        (I.R.S. Employer
                                                     (Identification No.)


Eleven Madison Avenue, New York, New York                   10010
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 (Address of principal executive office)                  (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS
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         On January 22, 2002, Credit Suisse First Boston, the business unit that we are a part of, issued a press release regarding an agreement by Credit Suisse First Boston Corporation, our principal broker-dealer subsidiary in the United States ("CSFBC"), to a settlement with the United States Securities and Exchange Commission and the National Association of Securities Dealers resolving their investigations of CSFBC into the allocation of shares of initial public offerings. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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        (c)    EXHIBIT

Exhibit 99.1   Press release dated January 22, 2002 for Credit Suisse First
               Boston


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 Credit Suisse First Boston (USA), Inc.


                                     /s/ David C. Fisher
                                 -----------------------
                                 David C. Fisher
                                 CHIEF ACCOUNTING OFFICER







January 22, 2002